Exhibit 99.1
CONTACTS:

Dominic Paschel
SuccessFactors, Inc. Public & Investor Relations 415-262-4641 dpaschel@successfactors.com

SuccessFactors Announces Second Quarter Fiscal 2009 Results
Revenues Grow 44% and Achieves Non-GAAP Profitability Three Quarters Ahead of Schedule
•	Record revenue of $36.9 million, increase of 44% year-over-year from $25.7 million and 5% sequentially

•	Continues cash profitability

•	Non-GAAP gross margin improves to 79%

•	Signs world’s largest cloud deployment of 420,000 users bringing global user count to over 5.4 million

•	Raises full fiscal year 2009 revenue guidance to 32% annual growth to a range between $147 million to $148 million; raises non-GAAP EPS guidance
SAN MATEO, Calif. — July 27, 2009 — SuccessFactors, Inc. (NASDAQ: SFSF), the global leader in on-demand performance and talent management solutions, today announced results for its second fiscal quarter of 2009 which ended June 30, 2009.
“In a terrible environment, the quarter wasn’t,” said Lars Dalgaard, chief executive officer for SuccessFactors.
“We saw some small indicators of a recovery, but most importantly in this quarter the team in most segments and geographies has found a way to systematically get deals done in this market,” continued Dalgaard. “Most organizations are being very conservative about technology spending. And we don’t see that changing. With that said, we feel we proved we are the best positioned company in the industry to exploit our $16 billion market opportunity.”
SuccessFactors’ results for the second quarter fiscal year 2009:
•	Q2 FY09 Revenue: Q209 revenue was $36.9 million, compared to prior company guidance of $35.5 million to $35.75 million, and compared to $25.7 million in the quarter ended June 30, 2008, an increase of 44% year-over-year, and an increase of 5% sequentially from Q109.

•	Q2 FY09 Cash Flows Generated from Operations: For the quarter ended June 30, 2009, the company generated approximately $939,000 of cash from operating activities, compared to the ($6.4) million use in the quarter ended June 30, 2008. Total cash, cash equivalents and marketable securities at June 30, 2009 was $107.8 million.

•	Q2 FY09 Net Loss per Share: On a GAAP basis, for the quarter ended June 30, 2009, the net loss per common share, basic and diluted, was $(0.04). The non-GAAP net income per common share, basic and diluted, was $0.00, which excludes approximately $2.4 million in stock-based compensation expense, compared to a non-GAAP net loss per share, basic and diluted, of $(0.10) in

Q109 and $(0.33) in Q208. GAAP and non-GAAP net loss per common share calculations are based on 56.8 million weighted average shares outstanding during the second quarter of 2009.
Additional Second Quarter Fiscal 2009 Highlights:
•	SuccessFactors signs the world’s largest enterprise cloud deployment with Siemens AG for 420,000 users. The electronics and electrical engineering giant has purchased a global enterprise subscription of virtually all of SuccessFactors’ modules to link strategy and executed business results with its worldwide corporate talent management vision, for 420,000 users across 80 countries in 20 different languages.

•	SuccessFactors leads the way among enterprise cloud applications with more than 5.4 million users with one of the world’s largest-known enterprise cloud deployments of 300,000 users by one of the world’s largest retailers. SuccessFactors now has 4 customers with greater than 100,000 users, 12 customers with greater than 50,000 users, more than 35 customers with greater than 25,000 users, and more than 115 customers with greater than 10,000 users resulting in the most widely-deployed enterprise cloud application.

•	SuccessFactors hosts over 1,000 customers and prospects over a two week period across the country for the first time bringing SuccessFactors’ annual user conference to them in the 2009 SuccessConnect Local events — keynotes from Vail Resorts in San Francisco, Ingersoll Rand in Chicago, and VWR International in New York City.

•	SuccessFactors launches Employee Central, a revolutionary new product for organizational insight and social collaboration for the enterprise. Employee Central is a new module on the SuccessFactors Performance and Talent Management Platform that allows companies to maintain centralized employee information with deeply integrated social networking and collaboration, giving employees, managers and executives a single, real-time hub to have a more complete picture of their people. For more product information please visit: http://www.successfactors.com/employee-central/.

•	SuccessFactors announces the general availability of SuccessFactors Express, a complete, automated performance management solution for companies with less than 50 employees. This on-demand solution helps emerging, high-growth companies to instantly create a performance review process, as well as track progress against critical company goals to ensure success of their small business. For more product information please visit: http://www.successfactors.com/express.

•	SuccessFactors partners with Ceridian to resell SuccessFactors Express as Ceridian Performance Management Express. Ceridian Corporation is a leading provider of managed human resource, employee benefits administration, tax filing, payroll outsourcing and talent management solutions.

•	SuccessFactors continues to gain traction in Latin America with H-E-B of Mexico, an international supermarket retailer employing more than 6,000 people, using cloud computing and SuccessFactors’

Business Performance Suite to align goals, eliminate manual processes, prepare succession plans and leverage employee data to make better management decisions in order to save critical execution time and add value to the business success.

•	SuccessFactors drives EMEA success moving Veolia Environmental Services to SuccessFactors’ Enterprise Cloud to drive business results from strategy to execution, and manage growth, while facilitating mobility among company executives and leadership. With 2007 revenues of euro 9.2 billion, Veolia Environmental Services is the world leader in waste management with operations on every continent. Veolia Environmental deployed SuccessFactors to start with 3,000 executives and managers across five countries out of 100,000 employees.

•	SuccessFactors opened registration for its inaugural 2009 SuccessConnect Local — Asia Pacific user conference to take place in Melbourne, Australia on August 13th to 14th, an event expected to bring together customers across many countries in the Asia Pacific region.
Guidance:
SuccessFactors is initiating guidance for its third quarter and is raising its full fiscal year 2009 EPS guidance.
•	Q3 FY09: Revenue for the company’s third fiscal quarter is projected to be in the range of approximately $37.2 million to $37.5 million. Non-GAAP net income per common share, basic and diluted, is expected to be approximately breakeven. Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 57.2 million shares.

•	Full Year FY09: The company is raising guidance for full fiscal 2009 revenue from approximately $145 million to $146 million, or 30% annual growth, to approximately $147 million to $148 million or 32% annual growth. The company now expects the non-GAAP net loss per common share for fiscal 2009 to be in the range of ($0.06) to ($0.07); previous guidance had been in the range of ($0.18) to ($0.22). Non-GAAP net loss per common share estimates exclude the effects of estimated stock-based compensation expense and assume an average weighted share count of approximately 57 million shares.
Conference Call
SuccessFactors will host a conference call to discuss its second quarter fiscal 2009 results today at 2:00 p.m. Pacific Daylight Time. A live audio webcast of the conference call, together with detailed financial information, can be accessed through the company’s Investor Relations website at http://www.successfactors.com/investor. In addition, an archive of the webcast can be accessed through the same link until August 7, 2009. Participants who choose to call into the conference call can do so by dialing domestically at 866-923-9739 and internationally at 706-634-0915. A domestic replay will be available at 800-642-1687 or 706-645-9291 internationally, passcode 19382606, until August 7, 2009.
Use of Non-GAAP Financial Information
SuccessFactors provides quarterly and annual financial statements that are prepared in accordance with generally accepted accounting principles (GAAP). To help understand SuccessFactors’ past financial performance and future results, SuccessFactors has supplemented its financial results that it provides in accordance with GAAP, with non-GAAP financial measures. The method SuccessFactors uses to produce non-GAAP financial results is not computed according to GAAP and may differ from the methods used by other companies. The non-GAAP measures used by SuccessFactors exclude the impact of stock-based compensation expense recorded under SFAS123R. SuccessFactors’ reference to these non-GAAP financial results should be considered in addition to results that are prepared under current accounting standards but should not be considered as a substitute for, or superior to, the financial results that are presented as consistent with GAAP. SuccessFactors’ management uses the supplemental non-GAAP financial measures internally to understand, manage and evaluate SuccessFactors’ business and make operating decisions. These non-GAAP financial measures are among the factors SuccessFactors’ management uses in planning for and forecasting future periods. Reconciliation to the nearest GAAP financial measures of the non-GAAP financial measures is included in this press release.
About SuccessFactors, Inc.
SuccessFactors is one of the fastest growing public software companies and the leading provider of on-demand employee performance and talent management solutions. The company enables organizations of every size, and across every industry and geography, to achieve high-performing workforces through goal alignment and execution, talent development and planning, and pay-for-performance initiatives. From 92 customers and approximately 282,000 end users in 2003 to more than 2,850 customers and more than 5.4 million end users today, SuccessFactors’ solutions are widely deployed across 60 industries in over 185 countries in 31 languages. Founded in 2001 with offices around the world, the company employs passionate people focused on revolutionizing the future of work. For more information, visit: www.successfactors.com.
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“Safe harbor” statement under the Private Securities Litigation Reform Act of 1995:
This press release contains forward-looking statements within the meaning of Section 27A of the Securities Act of 1933 and Section 21E of the Securities Exchange Act of 1934. These forward-looking statements are SuccessFactors’ current expectations and beliefs.

These forward-looking statements include statements about expected revenue, non-GAAP net loss per share and the average weighted share count for the third fiscal quarter of 2009, the full fiscal year 2009, future cash flow, profitability, potential market size, growth and related items. Factors that could cause actual results to differ materially include: our ability to continue to experience high customer renewal rates; whether customers renew their agreements for additional modules or users; levels of new customers; pricing pressures; the uncertain impact of the overall global economic slowdown, including on our customers, prospective customers and partners, renewal rates and length of sales cycles; the fact that our market is at an early stage of development, and it may not develop as rapidly as we anticipate; competitive factors; outages or security breaches; our ability to develop, and market acceptance of, new services; our ability to continue to sell our services outside the HR area; our ability to manage our growth; our ability to successfully expand our sales force and its effectiveness; whether our resellers and other partners will be successful in marketing our products; our ability to continue to manage expenses; the impact of unforeseen expenses; and general economic conditions worldwide. If any such risks or uncertainties materialize or if any of the assumptions proves incorrect, our results could differ materially from the results expressed or implied by the forward-looking statements we make.
Further information on these and other factors that could affect our financial results is included in the section entitled “Risk Factors” in our Annual Report on Form 10-K for 2008 and in our most recent report on Form 10-Q and in other filings we make with the Securities and Exchange Commission from time to time.
These documents are or will be available on the SEC Filings section of the Investor Relations section of our website at www.successfactors.com/investor.
SuccessFactors, Inc. assumes no obligation and does not intend to update these forward-looking statements, except as required by law.
“SuccessFactors” is a trademark of SuccessFactors, Inc., San Mateo, California. Other names used may be trademarks of their respective owners.

SuccessFactors, Inc.
Condensed Consolidated Balance Sheets
(in thousands)

	As of June 30,	As of December 31,
	2009	2008
	(unaudited)	(1)
Assets:
Current assets:
Cash and cash equivalents	$37,065	$69,859
Marketable securities	70,741	32,505
Accounts receivable, net of allowance for doubtful accounts	35,998	44,446
Deferred commissions	5,195	5,721
Prepaid expenses and other current assets	4,408	3,224

Total current assets	153,407	155,755
Restricted cash	1,223	1,248
Property and equipment, net	5,298	6,933
Deferred commissions, net of current portion	5,667	6,292
Other assets	303	198

Total assets	$165,898	$170,426

Liabilities and stockholders’ equity (deficit):
Current liabilities:
Accounts payable	$653	$1,960
Accrued expenses and other current liabilities	6,186	9,632
Accrued employee compensation	12,240	12,159
Deferred revenue	132,550	128,940
Current portion of capital lease obligations	38	37

Total current liabilities	151,667	152,728
Capital lease obligations, net of current portion	—	19
Deferred revenue, net of current portion	17,274	20,858
Long-term taxes payable	1,161	—
Other long-term liabilities	1,068	2,197

Total liabilities	171,170	175,802
Stockholders’ equity (deficit):
Common stock	57	56
Additional paid-in capital	208,979	200,907
Accumulated other comprehensive income	(40)	(74)
Accumulated deficit	(214,268)	(206,265)

Total stockholders’ equity (deficit)	(5,272)	(5,376)

Total liabilities and stockholders’ equity (deficit)	$165,898	$170,426

(1)	The condensed consolidated balance sheet as of December 31, 2008 has been derived from the audited financial statements as of that date, but does not include all of the information and footnotes required by accounting principles generally accepted in the United States for complete financial statements.

SuccessFactors, Inc.
Condensed Consolidated Statements of Operations
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Revenue	$36,940	$25,714	$72,160	$49,175
Cost of revenue (1)	7,947	9,244	$16,436	18,580

Gross profit	28,993	16,470	55,724	30,595

Operating expenses: (1)
Sales and marketing	19,996	23,261	39,552	44,870
Research and development	6,073	6,250	11,624	11,459
General and administrative	5,282	6,144	12,526	13,042
Gain on settlement of litigation, net	—	684	—	878

Total operating expenses	31,351	36,339	63,702	70,249

Loss from operations	(2,358)	(19,869)	(7,978)	(39,654)
Interest income (expense) and other, net	481	729	613	1,369

Loss before provision for income taxes	(1,877)	(19,140)	(7,365)	(38,285)
Provision for income taxes	(444)	(147)	(638)	(300)

Net loss	$(2,321)	$(19,287)	$(8,003)	$(38,585)

Net loss per common share, basic and diluted	$(0.04)	$(0.37)	$(0.14)	$(0.74)

Shares used in computing net loss per common share, basic and diluted	56,754	52,298	56,536	51,973

(1)	Amounts include stock-based compensation expenses as follows:

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Cost of revenue	$367	$227	$698	$409
Sales and marketing	966	900	2,090	1,685
Research and development	307	265	592	480
General and administrative	727	604	1,401	1,175

SuccessFactors, Inc.
Condensed Consolidated Statements of Cash Flows
(unaudited, in thousands)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Cash flow from operating activities:
Net loss	$(2,321)	$(19,287)	$(8,003)	$(38,585)
Adjustments to reconcile net loss to net cash provided by (used in) operating activities:
Depreciation and amortization	893	774	1,960	1,496
Loss on retirement/impairment of fixed asset	(1)	—	(65)	—
Amortization of deferred commissions	1,838	1,574	3,614	3,167
Stock-based compensation expense	2,367	1,996	4,781	3,749
Stock issued for services	77	—	77	—
Changes in assets and liabilities:
Accounts receivable	(571)	(2,857)	8,448	8,593
Deferred commissions	(1,561)	(1,821)	(2,463)	(3,028)
Prepaid expenses and other current assets	(1,073)	(975)	(1,184)	(2,741)
Other assets	77	9	(103)	36
Accounts payable	(2,259)	(568)	(1,307)	(2,974)
Accrued expenses and other current liabilities	(1,596)	258	(3,433)	1,642
Accrued employee compensation	1,822	3,719	81	(4,230)
Long-term taxes payable	1,161	—	1,161	—
Other liabilities	57	(62)	36	(123)
Deferred revenue	2,029	10,858	26	22,624

Net cash provided by (used in) operating activities	939	(6,382)	3,626	(10,374)

Cash flow from investing activities:
Restricted cash	(5)	22	24	61
Capital expenditures	(275)	(2,517)	(348)	(2,605)
Proceeds from sale of assets	—	—	88	—
Purchases of available-for-sale securities	(22,953)	(22,353)	(78,626)	(33,364)
Proceeds from maturities of available-for-sale securities	12,955	12,503	39,803	14,503
Proceeds from sales of available-for-sale securities	—	—	546	—

Net cash used in investing activities	(10,278)	(12,345)	(38,513)	(21,405)

Cash flow from financing activities:
Proceeds from exercise of stock options, net	1,510	496	2,049	660
Proceeds from initial public offering, net of offering costs	—	—	—	(545)
Proceeds from follow-on offering, net of offering costs	—	27,688	—	27,688
Principal payments on capital lease obligations	(9)	1	(18)	(17)

Net cash provided by financing activities	1,501	28,185	2,031	27,786

Effect of exchange rate changes on cash and cash equivalents	130	(5)	62	43

Net increase (decrease) in cash and cash equivalents	(7,708)	9,453	(32,794)	(3,950)
Cash and cash equivalents at beginning of period	44,773	68,871	69,859	82,274

Cash and cash equivalents at end of period	$37,065	$78,324	$37,065	$78,324

SuccessFactors, Inc.
Reconciliation of GAAP to Non-GAAP Measures
(unaudited, in thousands, except per share data)

	Three Months Ended		Six Months Ended
	June 30,		June 30,
	2009	2008	2009	2008
Net loss and net loss per share reconciliations:
GAAP net loss	$(2,321)	$(19,287)	$(8,003)	$(38,585)
(a) Stock-based compensation as measured under SFAS123R	2,367	1,996	4,781	3,749

Non-GAAP net income (loss) excluding stock-based compensation expense and other items	$46	$(17,291)	$(3,222)	$(34,836)

GAAP net loss per common share — basic and diluted	$(0.04)	$(0.37)	$(0.14)	$(0.74)

Non-GAAP net income (loss) per common share (excluding stock-based compensation expense) — basic and diluted	$0.00	$(0.33)	$(0.06)	$(0.67)

GAAP shares used in computing net loss per common share, basic and diluted	56,754	52,298	56,536	51,973

Total spend reconciliation:
GAAP total cost of revenue and operating expenses	$39,298	$45,583	$80,138	$88,829
(a) Stock-based compensation as measured under SFAS123R	2,367	1,996	4,781	3,749

Non-GAAP total cost of revenue and operating expenses (total spend)	$36,931	$43,587	$75,357	$85,080

Gross profit and gross margin reconciliations:
GAAP gross profit	$28,993	$16,470	$55,724	$30,595
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	367	227	698	409

Non-GAAP gross profit	$29,360	$16,697	$56,422	$31,004

GAAP gross margin percentage	78%	64%	77%	62%

Non-GAAP gross margin percentage	79%	65%	78%	63%

Cost of revenue reconciliation:
GAAP cost of revenue	$7,947	$9,244	$16,436	$18,580
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	367	227	698	409

Non-GAAP cost of revenue	$7,580	$9,017	$15,738	$18,171

Total operating expenses reconciliation:
GAAP operating expenses	$31,351	$36,339	$63,702	$70,249
(c) Stock-based compensation in operating expenses as measured under SFAS123R	2,000	1,769	4,083	3,340

Non-GAAP operating expenses	$29,351	$34,570	$59,619	$66,909

Total sales and marketing reconciliation:
GAAP sales and marketing	$19,996	$23,261	$39,552	$44,870
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	966	900	2,090	1,685

Non-GAAP sales and marketing	$19,030	$22,361	$37,462	$43,185

Total research and development reconciliation:
GAAP research and development	$6,073	$6,250	$11,624	$11,459
(e) Stock-based compensation in research and development as measured under SFAS123R	307	265	592	480

Non-GAAP research and development	$5,766	$5,985	$11,032	$10,979

Total general and administrative reconciliation:
GAAP general and administrative expenses	$5,282	$6,144	$12,526	$13,042
(f) Stock-based compensation in general and administrative as measured under SFAS123R	727	604	1,401	1,175

Non-GAAP general and administrative	$4,555	$5,540	$11,125	$11,867

Operating margin reconciliation:
GAAP loss from operations	$(2,358)	$(19,869)	$(7,978)	$(39,654)
(b) Stock-based compensation in cost of revenue as measured under SFAS123R	367	227	698	409
(d) Stock-based compensation in sales and marketing as measured under SFAS123R	966	900	2,090	1,685
(e) Stock-based compensation in research and development as measured under SFAS123R	307	265	592	480
(f) Stock-based compensation in general and administrative as measured under SFAS123R	727	604	1,401	1,175

Non-GAAP income (loss) from operations less SFAS123R	$9	$(17,873)	$(3,197)	$(35,905)

Revenue	$36,940	$25,714	$72,160	$49,175

Non-GAAP operating margin percentage	0%	(70%)	(4%)	(73%)